UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  October 5, 2005

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o                                    Written communications pursuant to Rule 425 under the Securities Act

o                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 4.01: Changes in Registrant’s Certifying Accountants

SIGNATURE

Item 4.01  Changes in Registrant’s Certifying Accountant.

On October 5, 2005, BofI Holding, Inc. (the "Registrant") dismissed Deloitte & Touche, LLP ("Deloitte") as its independent registered public accounting firm. The dismissal of Deloitte was approved by the Registrant's Audit Committee.

The audit reports of Deloitte on the consolidated financial statements of the Registrant as of and for the years ended June 30, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended June 30, 2005 and 2004, and from June 30, 2005 through the effective date of Deloitte’s dismissal (the "Relevant Period"), there have been no disagreements between the Registrant and Deloitte on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection  with its  reports.  Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission (the "Commission").

The Registrant has provided Deloitte with a copy of the foregoing disclosures and has requested, pursuant to the rules of the Commission, that Deloitte provide the Registrant with a letter addressed to the Commission stating whether Deloitte agrees with the statements set forth in this subsection  (a) and, if not, stating the respects in which it does not agree.  The Registrant has requested that Deloitte provide such letter as promptly as possible so that the Registrant can file the letter on an amendment to this Form 8-K within 10 business days after the date of filing this Form 8-K.  Within two business days of its receipt of such letter from Deloitte, the Registrant intends to amend this Form 8-K by filing such letter as an exhibit to this Form 8-K.

On October 5, 2005, the Registrant engaged Crowe Chizek and Company LLC (“Crowe”) as its independent registered public accounting firm to audit the Registrant's financial statements for its current fiscal year. The engagement of Crowe was approved by the Registrant's Audit Committee.

During the Relevant Period, neither the Registrant nor (to the Registrant's  knowledge)  anyone acting on behalf of the Registrant consulted with Crowe Chizek  regarding either (i) the application of accounting principles to a specified transaction  (either completed or proposed),  (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii)  any Reportable Event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: October 11, 2005	By:	/s/ Gary Lewis Evans
Gary Lewis Evans
President and Chief Executive Officer